Exhibit 10d
                                                               -----------


Statement re:  Meredith Corporation Nonqualified Stock Option
               Award Agreements with its executive officers





Meredith Corporation has certain nonqualified stock option award agreements with its executive officers. Such agreements are not filed herewith pursuant to Instruction 2. to Item 601 of Regulation S-K as they are substantially identical in all material respects, except as to the parties thereto and the number of stock options awarded, to the agreement filed as Exhibit 10c in this Form 10-Q for the period ended December 31, 1994. The executive officers and the number of stock options awarded in the agreements not filed with the Commission are as follows:




               Executive Officer          # Stock Options Awarded
             ---------------------        -----------------------

             Larry D. Hartsook                    15,680
             Philip A. Jones                      25,807
             Christopher M. Little                29,664
             Allen L. Sabbag                      15,381
             Joseph J. Ward                       21,619













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